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                                                                   EXHIBIT 10.14

                             NOTE AND LOAN AGREEMENT

Farm Credit

--------------------------------------------------------------------------------
Loan No.   Date         Amends Noted Dated  Assn. Br. No. Repayment Plan
  2473831    02/28/2002                           716-00  PRINCIPAL AND INTEREST

--------------------------------------------------------------------------------

      For value received, the undersigned ("Borrower", whether one or more) jointly and severally, promise to pay to FARM CREDIT OF NESS CITY, FCLA ("Lender") at Lender's offices, or to its order, the principal sum of ONE HUNDRED TWENTY THOUSAND AND NO/100 dollars ($120,000.00), with a beginning interest rate at 5.00% per annum starting UPON DISBURSEMENT on the unmatured principal, principal and interest payable as follows:

         DUE IN 5 CONSECUTIVE ANNUAL INSTALLMENTS ON THE 1ST DAY OF EACH MARCH AS FOLLOWS:

                  4 INSTALLMENTS OF PRINCIPAL AND INTEREST, IN THE AMOUNT OF $27,716.98 EACH, THE FIRST DUE MARCH 1, 2003;

      and a final installment consisting of all unpaid principal balance of the indebtedness, and all accrued interest thereon shall be due and payable on March 1, 2007,

      PROVIDED, however, (1) if the period from the date of disbursement or conversion of the principal sum to the date of the initial installment is more or less than the regular installment period, the amount may be increased or decreased, so as to reflect interest actually accruing for that period, or (2) when any different rate of interest is established as provided below, the amount of each subsequent installment shall be increased or decreased to reflect the increase or decrease in the interest rate, but the due date of the increased or decreased installment shall remain as provided above, or (3) if any advance payment is made, it shall not operate to reduce the dollar amount of the payments evidenced by this Note and Loan Agreement, except as Lender may determine at its sole option.

/ / If checked, this Note and Loan Agreement amends a note dated _____________ and supersedes it to the extent the terms and conditions are inconsistent with this Note and Loan Agreement.

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                        INTEREST RATE AND PAYMENT CHANGES

      DIFFERENTIAL VARIABLE RATE. The interest rate on this Note and Loan Agreement shall be according to Lender's Differential Variable Interest Rate policy. Lender has the right, from time to time, to establish different rates of interest, either higher or lower than that stated above. The new rates shall apply to the unmatured principal and shall remain in effect until different rates are established by the Lender's Board of Directors.

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                                   PREPAYMENT

/ / REINVESTMENT FEE REQUIRED FOR PREPAYMENT. If checked, Borrower agrees to pay a reinvestment fee as defined in the attached Prepayment Addendum.

--------------------------------------------------------------------------------

/X/ LATE PAYMENT PENALTY. If checked, Borrower agrees to pay a late payment penalty of 2% ABOVE THE BILLING RATE ON INSTALLMENTS NOT PAID IN FULL WITHIN 10 DAYS OF THE SCHEDULED PAYMENT DATE; AND CONTINUING UNTIL THE LOAN IS BROUGHT CURRENT on all payments of: (1) principal and interest not paid when due; and (2) other payments including insurance, taxes, etc. not paid when due if Lender advances to make the payments.

--------------------------------------------------------------------------------
                                  TYPE OF LOAN

        /X/ Agricultural          / / Rural Home Loan          / / Other

--------------------------------------------------------------------------------

      SECURITY. This Note and Loan Agreement is secured by a mortgage, deed of trust or security agreement dated FEBRUARY 28, 2002 covering certain real estate and/or personal property.

--------------------------------------------------------------------------------
/X/ SPECIAL CONDITIONS. If checked, in addition to the STANDARD CONDITIONS Borrower agrees to the following special conditions: "BORROWER AGREES TO SUBMIT TO THE LENDER AN ANNUAL VERIFIED BALANCE SHEET AND INCOME STATEMENT ON OR BEFORE MARCH 1, 2003, AND ON EACH ANNIVERSARY DATE THEREAFTER. FAILURE TO DO SO MAY RESULT IN A PENALTY OF .01 PERCENT OF THE OUTSTANDING PRINCIPAL BALANCE OR $100.00, WHICHEVER IS GREATER, WHICH MAY BE ADDED TO THE OUTSTANDING PRINCIPAL BALANCE."

                              ADDITIONAL PROVISIONS

      THIS WRITTEN CREDIT AGREEMENT IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER AND THE LENDER. THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL CREDIT AGREEMENT EXISTS BETWEEN THEM. I agree to the terms of the Note and acknowledge receiving a copy.

         WESTERN PLAINS ENERGY, LLC, A KANSAS LIMITED LIABILITY COMPANY

By: /S/ JEFF TORLUEMKE, CEO            Lender  FARM  CREDIT OF NESS CITY, FLCA
   ----------------------------------        -----------------------------------
   JEFF TORLUEMKE, CHIEF EXECUTIVE
   OFFICER


By: /S/ RICHARD L. STERRETT, CFO
   ----------------------------------  ------------------------------------
   RICHARD L. STERRETT, CHIEF          (Lender must sign if Borrower or
   FINANCIAL OFFICER                    security is in Kansas)


/S/ JEFF TORLUEMKE                     By /S/ DENNIS MCNINCH
-------------------------------------  ----------------------------------------
JEFF TORLUEMKE                         DENNIS MCNINCH, VICE PRESIDENT-LENDING


S/ RICHARD L. STERRETT
-------------------------------------
RICHARD L. STERRETT



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                               STANDARD CONDITIONS

While this loan agreement is in effect Borrower will: (1) at Lender's request, furnish information to Lender relating to Borrower's business and financial affairs and permit Lender to examine Borrower's books and records; (2) maintain all other loans with Lender in a current status; (3) allow Lender to inspect and appraise Lender's collateral; (4) utilize loan proceeds as provided in the PURPOSE section of this agreement; (5) promptly notify Lender of any potential material adverse change in financial condition or any possible default under this or any other loan agreement with this Lender or with any other lender; (6) execute all other documents as Lender may lawfully require in connection with this loan; (7) comply with all terms and conditions of all other documents executed in connection with this loan; (8) at Lender's request, submit an annual verified balance sheet and income statement as of Borrower's fiscal year end.

ADDITIONAL COLLATERAL. LENDER MAY REQUEST ADDITIONAL COLLATERAL FOR THIS LOAN FROM TIME TO TIME IN ACCORDANCE WITH APPLICABLE FEDERAL LAW, INCLUDING, WITHOUT LIMITATION, REQUESTS FOR A SECURITY INTEREST IN LENDER'S "INSTALLMENT FUND" AND "RESERVE FUND" PROGRAMS. BORROWER AGREES TO DELIVER ADDITIONAL COLLATERAL AS LENDER MAY, IN GOOD FAITH, REQUEST.

STOCK

         Purchase, Lien and Conversion. Stock purchase and conversion shall be according to the terms, conditions and designations outlined in applicable federal law governing the Farm Credit System, regulations of the Farm Credit Administration and Lender's bylaws. Borrower acknowledges: (1) that the principal sum of this Note and Loan Agreement includes any sums borrowed to purchase the maximum amount of stock; (2) Lender has a first lien on Borrower's stock; and, (3) that stock retirement will be in accordance with applicable law, regulations and Lender's bylaws governing retirement.

         Default. In the event of default on this loan, Borrower agrees that Lender may retire stock, not to exceed par value or face amount, and apply the proceeds to principal and/or interest according to applicable law, regulations and Lender's bylaws in effect at the time of retirement.

         Risk. If book value of stock is ever less than par value or face amount or if Lender's capital becomes impaired, stock may be subject to risk of impairment and Lender may retire stock according to applicable federal law, regulations and Lender's bylaws. This in no way affects Borrower's obligation to repay its loan in full, including any amounts borrowed to purchase stock.

DISCLOSURE CONSENT. By signing, Borrower agrees that Lender may disclose financial information to any consumer reporting agency and/or other Farm Credit System institutions. The association may verify all information Borrower discloses; it may also check credit, financial, employment, and income records of the Borrower, and if either a partnership or joint venture of its members, and of each guarantor; the association may also answer inquires about its credit experience with the Borrower.

DEFAULT. Borrower is in default of this Note and Loan Agreement under the following circumstances: (1) Borrower fails to repay principal or interest as set forth in this Note and Loan Agreement; (2) Borrower materially breaches any term, condition or representation in any document in connection with this loan or in connection with any other loan of this, or any other Lender; (3) if any of Borrower's representations to this, or any other, lender in connection with any loan prove to be materially false; (4) Lender determines, in its sole discretion, that Borrower is unable to repay the indebtedness or Lender otherwise deems itself insecure; (5) Borrower fails to use loan proceeds as set forth in the PURPOSE section of this Note and Loan Agreement; (6) if, solely in Lender's judgment, borrower has experienced a material adverse change in financial condition; (7) death, dissolution, termination of existence, insolvency, business failure, petition for or appointment of a receiver, assignment for the benefit of creditors by, or commencement of any proceeding under any bankruptcy or insolvency law by or against Borrower, or any guarantor, endorser, or surety for Borrower.

         Remedies. On default and acceleration, Lender may exercise all legal rights and remedies including, but not limited to, right and remedies stated in mortgages and security agreements. Exercise of any right or remedy shall not exclude exercise of any other right or remedy. The mortgage, deed of trust or security agreement provides that advances made by Lender shall become a part of the debt evidenced by this Note, and also states additional conditions under which the entire debt may be accelerated and become immediately due and will be subject to interest and default interest.

         Default Interest and Acceleration. In the event of default the interest rate shall be 2% above the then existing billing rate. On Borrower's default, and at Lender's option, all unpaid principal, including amounts advanced for taxes, insurance, etc., interest and default interest, shall become immediately due and payable without notice or demand by Lender. Lender may continue to charge interest, and default interest, on the accelerated amount.

         Waiver. Any delay or omission by Lender in exercising a right or remedy shall not waive that right or remedy or any other right or remedy. Any explicit waiver of default by Lender must be in writing and signed by Lender. No waiver of default by Lender shall operate as a waiver of any other default or of the same default on a future occasion.

LEGAL FEES. If this loan is placed in the hands of an attorney for collection or to protect or enforce any of Lender's rights in bankruptcy or otherwise, Lender may collect its attorney fees, court costs and other expenses as provided by applicable law. If allowed by law, all of these expenditures by Lender shall be secured by security for this loan and shall become principal under this loan. These expenses shall be immediately payable and shall bear interest as provided in the INTEREST RATE AND PAYMENT CHANGES paragraph of this Note and Loan Agreement. Lender shall solely determine the propriety of paying these expenses and Borrower shall have no action against Lender for payment under this paragraph.

EVIDENCE. Lender's records shall be prima facie evidence of the balance owing Lender and Borrower shall bear the burden of showing any fault or error.

WAIVER OF DEMAND. Borrower, and any endorser, surety or guarantor of this Note and Loan Agreement, severally waive presentment for payment, demand, notice of nonpayment, protest and notice of protest, and diligence in enforcing payment of this Note.

RELEASE AND EXTENSION. Borrower, and any endorser, surety or guarantor of this Note and Loan Agreement, severally agree that Lender may at any time, without notice, release all or any part of the security for this Note and Loan Agreement (including all or any part of the premises covered by the referenced mortgage or deed of trust); grant extensions, deferments, renewals or reamortizations of any part of the debt evidenced by this Note and Loan Agreement, and release from personal liability any one or more of the parties who are or may become liable for this debt; all without affecting the personal liability of any other party.

SAVINGS CLAUSE. If any provisions of this Note and Loan Agreement are found to be invalid or unenforceable, they shall no longer be considered to be a part of this Note and Loan Agreement. The remaining provisions shall be valid and enforceable.



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AGENCY APPOINTMENT. Each Borrower appoints every other Borrower as his or her agent for purposes of the obligations of this loan. Borrower acknowledges that Lender may conduct transactions with any borrower as if it were conducting transactions with all borrowers. This authority shall continue until Borrower revokes or terminates it by giving written notice to Lender.

INCORPORATION BY REFERENCE. This Note and Loan Agreement includes all amendments, supplements and modifications to it, and also incorporates by reference the terms of all assignment, instruments, documents, other writings or written agreements between Borrower and Lender, including without limitation, applications, loan commitments, notes and security documents.

MERGER. This Note and Loan Agreement supersedes all prior oral negotiations, representations, and promises which are merged into this writing. This Note and Loan Agreement, and any amendments, modifications or extensions to it, constitutes the entire agreement between Borrower and Lender.

BORROWER'S GUARANTEES. By signing, Borrower warrants that Borrower has legal authority to enter into this transaction, that the terms and conditions of this contract do not contravene the terms and conditions of any other contract(s) of the Borrower, that Borrower's representations in connection with this loan are true and accurate, and that Borrower is not involved in, or has any expectations of involvement in, any legal action that might impair Borrower's financial condition or ability to continue business.

CAPTIONS. Captions used in this Note and Loan Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of any term or provisions.

APPLICABLE LAW. Enforcement of this Note and Loan Agreement and the mortgage, deed of trust or security agreement shall be governed by federal laws to the extent applicable, and shall otherwise be governed by the laws of the state in which the mortgage real estate or personal property is located.



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FARM CREDIT SERVICES
Disbursement Statement

Borrower's Name  WESTERN PLAINS ENERGY, LLC  Loan Class 15  Assn. Br. No. 716-00
                 --------------------------             --                ------

Address          PO BOX 340                  Loan No. 2473831
                                                      -------

City, State, Zip  QUINTER          KS       67752           Seg Loan No.
                  ------------------------------------                   -------

1.  Loan amount                                                $     120,000.00
                                                                ----------------
2.  Withheld to purchase 200 shares of association stock      -$       1,000.00
                                                                ----------------
3.  Loan fee withheld   Assn. $             FCB $             -$
                               -------------     -------------  ----------------
4.  Amount withheld for refinance (Less stock credit, if used):

Loan No. Total Amount Due  Less Stock Credit   Net Amount Withheld

         $               - $               = $
--------   -------------     -------------     --------------------
         $               - $               = $
--------   -------------     -------------     --------------------
         $               - $               = $
--------   -------------     -------------     --------------------

5.  Proceeds deficit (Collect from borrowers):               - $
                                                                ----------------
6.  Net loan proceeds                                        + $

7.  Association record of initial disbursements              = $     119,000.00
                                                                ----------------

    Draft No.   Payee/Purpose                               Amount

     30155      WESTERN PLAINS ENERGY, LLC                  119,000.00
                A KANSAS LIMITED LIABILITY                  ----------
                COMPANY/OPERATING EXPENSE

8.  Amount of initial disbursements                          - $     119,000.00
                                                                ----------------
9.  Undisbursed loan proceeds:                               = $           0.00
                                                                ----------------

10. Additional deposit by borrower in the amount of $ __________ payable to _________________________ for ______________________ (purpose)

11. Interest rate at time of disbursement                5.00000%
                                                         -------
12. Date interest begins (loan close date)               03/05/2002
                                                         ----------

13. I hereby authorize the FARM CREDIT OF NESS CITY, FLCA to disburse funds as itemized above.

/S/ JEFF TORLUEMKE
-----------------------------------------   ------------------------------------
JEFF TORLUEMKE Borrower's Signature                 Borrower's Signature

/S/ RICHARD L. STERRETT
-----------------------------------------   ------------------------------------
RICHARD L. STERRETT  Borrower's Signature           Borrower's Signature

-----------------------------------------   ------------------------------------
                     Borrower's Signature           Borrower's Signature

14. I certify that all closing requirements on the above loan have been met and the proceeds have been disbursed to, and for the benefit of, the persons entitled as shown above:


                                           /S/ DENNIS MCNINCH
                                           -------------------------------------
                                           DENNIS MCNINCH  Association Signature



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                  ATTACHMENT TO MORTGAGE AND SECURITY AGREEMENT

                                LOAN NO. 2473831

                           WESTERN PLAINS ENERGY, INC.
                       A KANSAS LIMITED LIABILITY COMPANY

A TRACT OF LAND LOCATED IN THE SOUTH HALF (S/2) OF SECTION ONE (1), TOWNSHIP ELEVEN (11) SOUTH, RANGE THIRTY-ONE (31) WEST OF THE SIXTH PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SECTION, THENCE, ON AN ASSUMED BEARING OF N00(Degree)18'21"W, ALONG THE WEST LINE OF SAID SECTION, A DISTANCE OF ONE THOUSAND EIGHT HUNDRED SEVENTY-FIVE AND FIFTY-FIVE HUNDREDTHS (1875.55) FEET TO THE SOUTH RIGHT-OF-WAY BOUNDARY OF THE UNION PACIFIC RAILROAD, THENCE N88(Degree)48'41"E, ALONG SAID RAILROAD RIGHT-OF-WAY, FOR A DISTANCE OF TWO HUNDRED NINETY-NINE AND EIGHTY-THREE HUNDREDTHS (299.83) FEET, THENCE EAST-NORTHEASTERLY, ALONG SAID RAILROAD RIGHT-OF-WAY, ON A CIRCULAR CURVE TO THE LEFT (ARC ANGLE = 01(Degree)16'41" LT; RADIUS = 17304.17 FT.; LONG CHORD BEARING = N88(Degree)11'07"E), FOR A DISTANCE OF THREE HUNDRED EIGHTY-FIVE AND NINETY-NINE HUNDREDTHS (385.99) FEET THENCE N87(Degree)32'00"E, ALONG SAID RIGHT-OF-WAY, FOR A DISTANCE OF TWO THOUSAND FOUR HUNDRED TWELVE AND EIGHTY-THREE HUNDREDTHS (2412.83) FEET, THENCE S00(Degree)08'11"E FOR A DISTANCE OF ONE THOUSAND NINE HUNDRED NINETY-SEVEN AND SEVENTY-FIVE HUNDREDTHS (1997.75) FEET TO THE SOUTH LINE OF SAID SECTION, THENCE S89(Degree)59'55"W, ALONG THE SOUTH LINE OF SAID SECTION, FOR A DISTANCE OF THREE THOUSAND NINETY AND NINETY HUNDREDTHS (3090.90) FEET TO THE POINT OF BEGINNING CONTAINING 137.21 ACRES, SAID TRACT BEING SUBJECT TO COUNTY ROAD RIGHT-OF-WAY ALONG ITS WEST AND SOUTH BOUNDARIES.

"TOGETHER WITH ALL WATER RIGHTS AND ALL WELLS AND EQUIPMENT USED FOR THE IRRIGATION OF SAID LAND INCLUDING, BUT NOT LIMITED TO WELL NO. 1, PERMIT NO. 14027, PRIORITY DATE NOVEMBER 6, 1967, AT A PUMPING RATE NOT TO EXCEED 475 GPM TO IRRIGATE A MAXIMUM OF 147 ACRES; ALSO WELL NO. 2, PERMIT NO 14027, PRIORITY DATE NOVEMBER 6, 1967, AT A PUMPING RATE NOT TO EXCEED 475 GPM TO IRRIGATE A MAXIMUM OF 147 ACRES, AND A SECURITY INTEREST IN ALL WELLS, PUMPS, MOTORS, EQUIPMENT, AND SPRINKLER SYSTEMS USED FOR IRRIGATION OF THE LAND DESCRIBED ABOVE INCLUDING ALL FUTURE ADDITIONS TO, REPLACEMENT OF, OR SUBSTITUTIONS FOR."



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                                                     WESTERN PLAINS ENERGY, LLC,

                         MORTGAGE AND SECURITY AGREEMENT
                          (With Future Advance Clause)

Farm Credit

-----------------------------------------

Loan No.  2473831

-----------------------------------------

DATE:

         THIS MORTGAGE is made on this 28TH day of FEBRUARY, 2002.

PARTIES:

         The parties to this mortgage are:

         WESTERN PLAINS ENERGY, LLC, A KANSAS LIMITED LIABILITY COMPANY

hereafter called MORTGAGOR, whether one or more, and FARM CREDIT OF NESS CITY, FLCA, 114 W MAIN, PO BOX 457, NESS CITY, KS 67560-0457, hereafter called the MORTGAGEE.

PROPERTY MORTGAGED.

         MORTGAGOR, in consideration of money loaned, as described in this instrument, by the MORTGAGEE, does by this instrument mortgage to the MORTGAGEE all of the following real estate situated in the County of GOVE and State of KANSAS described as follows:

                                 SEE ATTACHMENT

                                       STATE OF KANSAS, GOVE COUNTY SS
                                       Filed for record this 1 day of April A.D.
                                       2002 at 8:00 o'clock A.M. and duly
                                       recorded in Book 138 of - Page 947-951
                                       Cristy S. Tuttle Register of Deeds
                                       Fee $14.00
                                       Corrine Christensen

Containing 137 acres, more or less.

Subject to existing easements, rights of way, and mineral interests or mineral leases owned by third parties under valid reservations or conveyances now of record; but including the following property, whether or not owned by MORTGAGOR on the date of this mortgage or acquired by MORTGAGOR after the date of this mortgage, or whether now or hereafter located on or appurtenant to the real estate described above:

         All improvements of any kind and character; all equipment and fixtures; all easements, rights of way and reversionary rights; all privileges, hereditaments and appurtenances; all water, irrigation and drainage rights; and all abstracts or other evidence of title;

all of which shall be considered a part of the property securing the repayment of the loan described in this instrument.

AMOUNT AND TERMS.

         The MORTGAGOR has made a promissory note payable to the order of MORTGAGEE. The promissory note is dated FEBRUARY 28, 2002. The mortgage secures to the MORTGAGEE the payment of $120,000.00 of the original principal sum and is payable with interest as shown in the promissory note and if not sooner paid, shall be due and payable in full on MARCH 1, 2007 subject to extensions thereof. The promissory note states the interest rates on the principal sum, and may also provide for future changes in the interest rate. The principal sum consists of the original principal sum and substitutions and renewals thereof, and may consist of additional principal advances not to exceed $0.00, as evidenced by the MORTGAGOR's notes and bearing interest as provided in said notes. The mortgage secures the repayment of the principal sum with interest, and any additional indebtedness arising under the terms and conditions of this mortgage.

PROMISES BY MORTGAGOR.
MORTGAGOR promises as follows:

1. TITLE. To be the owner of fee simple title to the real estate described above, and to be the owner of unconditional title to all other property which secures repayment of this mortgage; to have a good right to mortgage said property; that all property is free and clear of all liens and encumbrances; and to guarantee and defend title to all property which is the subject of this mortgage against the lawful claims or demands of all persons not parties to this agreement, except: (attach schedule, if applicable).

2. USE OF LOAN PROCEEDS. To use the proceeds from the loan secured by this mortgage solely for the purposes stated by MORTGAGOR in MORTGAGOR's loan application.

3. PAYMENT. To pay when due all payments as set out in the note secured by this mortgage.

4. TAXES AND ASSESSMENTS. To pay when due all taxes and assessments lawfully levied or assessed against the property mortgaged by this instrument, and also to pay all lawful claims, liens, judgments or encumbrances which may be or become prior to this mortgage.

5. INSURANCE AND ITS PROCEEDS. To insure the buildings and improvements now on, or which may be placed on, the real estate described above, and to keep such buildings and improvements insured against such hazards and in such amounts as the MORTGAGEE may require. The policy of insurance shall contain a loss-payable clause in favor of the MORTGAGEE, as its interest may appear. If there is a loss, and if the payments on the note secured by this mortgage are current and if there is no violation of the terms of this mortgage by MORTGAGOR, any sums received by the MORTGAGEE for loss under the policy may be used to pay for reconstruction of the destroyed buildings or improvements; if not so applied, or if there is a violation of the terms of this mortgage by MORTGAGOR, then, at the MORTGAGEE'S option, any sums received by the MORTGAGEE may be applied in payment of matured debt, or as extra payments on unmatured debt in the manner provided for in the promissory note secured by this mortgage.

6. COMPLIANCE WITH LAWS; REPAIR, WASTE, REMOVAL. To comply with all laws, ordinances, regulations, covenants, conditions and restrictions which affect the security; to keep the security in good condition and repair at all times; not to commit or permit waste of, or nuisance on, the security, nor to permit unreasonable depreciation of the physical condition or value of the security through erosion, insufficient water supply, inadequate or improper drainage or irrigation, or any other cause; or, unless written consent of the MORTGAGEE is first obtained, not to cut or remove, or permit the cutting or removal of, growing timber, except for domestic purposes; nor to remove or permit removal of any improvements, except for appropriate replacement.

7. REIMBURSEMENT OF COSTS AND EXPENSES TO MORTGAGEE. To promptly reimburse the MORTGAGEE for all costs and expenses which the MORTGAGEE may incur in any suit to foreclose this mortgage, or in any suit in which the MORTGAGEE may be obliged to defend or protect its lien under bankruptcy laws or other laws, or any of the other rights it may have under this mortgage, including all abstract fees, all court costs, a reasonable attorney's fee where allowed by law, and all other expenses. Any expenses so incurred by the MORTGAGEE shall be secured by this mortgage, may be included in any decree of foreclosure, and may be added as advances to the loan balance when paid, as provided in the section labeled "ADVANCES" below.

8. LIFE AND/OR DISABILITY INSURANCE; APPLICATION OF PROCEEDS. To obtain and maintain life and/or disability insurance in such amount as the MORTGAGEE may require in its loan commitment or in any later loan servicing agreement between MORTGAGOR and MORTGAGEE. The insurance policy will provide that all insurance proceeds are to be fully payable to the MORTGAGEE. All such proceeds shall be applied, first, to the payment of any matured indebtedness due the MORTGAGEE, and, secondly, toward payment of the unmatured principal amount due the MORTGAGEE. Any insurance proceeds remaining after full satisfaction of the MORTGAGEE'S debt shall be forwarded to such person as MORTGAGOR may have designated in the insurance policy, or, if a person is not designated, to MORTGAGOR or to MORTGAGOR'S successors in interest, and the MORTGAGEE shall be held harmless in, and incur no liability for so doing.

ENVIRONMENTAL REPRESENTATIONS, WARRANTIES, COVENANTS, AND INDEMNITIES

         With respect to the property, Mortgagor has complied, is in compliance, and will at all times comply in all respects with all applicable laws (whether statutory, common law or otherwise), rules, regulations, orders, permits, licenses, ordinances, judgments, or decrees of all governmental authorities (whether federal, state, local or otherwise), including, without limitation, all laws regarding public health or welfare, environmental protection, water and air pollution, composition of product, underground storage tanks, toxic substances, hazardous wastes,



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hazardous substances, hazardous materials, waste or used oil, asbestos, occupational health and safety, nuisances, trespass, and negligence.

1. RIGHT OF INSPECTION. The Mortgagor hereby grants, and will cause any tenants to grant to Mortgagee, its agents, attorneys, employees, consultants, contractors, successors and assigns, an irrevocable license and authorization, upon reasonable notice, to enter upon and inspect the Property and facilities thereon, and perform such tests, including without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the Property thereon, as the Mortgagee, in its sole discretion, determines is necessary to protect its security interest, provided however, that under no circumstances shall the Mortgagee be obligated to perform such inspections or tests.

2. INDEMNITY. Mortgagor agrees to indemnify and hold Mortgagee, its directors, employees, agents, and its successors and assigns, harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, judgments, administrative orders, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to, attorney's fees and expenses, including all attorneys fees and expenses incurred by Mortgagee in enforcing this indemnity), arising directly or indirectly, in whole or in part, out of any failure of Mortgagor to comply with the environmental representations, warranties and covenants contained herein.

3. CONTINUATION OF REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITIES. Mortgagor's representations, warranties, covenants and indemnities contained herein shall survive the occurrence of any event whatsoever, including without limitation, the satisfaction of the promissory note secured hereby, the reconveyance or foreclosure of this mortgage, the acceptance by Mortgagee of a deed in lieu of foreclosure, or any transfer or abandonment of the property.

ASSIGNMENT OF MINERAL INCOME AND DAMAGES.

         To provide for payment of the debt secured by this mortgage, MORTGAGOR hereby assigns to the MORTGAGEE all sums of money which are now due or hereafter may become due to MORTGAGOR for claims, injury or damage to the security from any cause, and also all sums which are now due or hereafter may become due to MORTGAGOR as rents, royalties, bonuses or delay rentals under any oil, gas or other mineral lease now existing, or hereafter entered into by MORTGAGOR on the real estate described above. To assign payment of these sums to the MORTGAGEE, MORTGAGOR agrees to execute and deliver to the MORTGAGEE any further instruments which the MORTGAGEE may require, at the MORTGAGEE'S option, sums paid to it by virtue of this assignment may be released by the MORTGAGEE to MORTGAGOR, and release of any such sums shall not prevent the MORTGAGEE from receiving payment of any other sums under this assignment. If not released by the MORTGAGEE to MORTGAGOR, such sums may be applied to pay any matured debt owing to the MORTGAGEE, or, if no matured debt exists, such sums may be applied as advance payment of principal, according to the provisions of the promissory note described above. Release of this mortgage of record shall automatically terminate the MORTGAGEE'S right to receive any further sums under this assignment.

WATER RIGHTS.

         The MORTGAGOR shall abide by all the statutes, rules, and regulations of any and all state and local authorities having jurisdiction over the use and distribution of water or water resources, and further covenants and agrees not to transfer, sell or assign or relinquish the water rights now held or hereafter acquired covering the above described property without the written consent of the MORTGAGEE.

ADVANCES.

         In the event MORTGAGOR does not pay when due any costs incurred for abstracting, surveys, title curative work and recording fees which are to be paid by MORTGAGOR as provided for in the application or commitment for this loan, or in the event MORTGAGOR does not pay when due any taxes, or lawful liens, judgments, assessments or other charges which MORTGAGOR promises by the terms of this mortgage to pay, or in the event MORTGAGOR does not maintain insurance as provided for in this mortgage, the MORTGAGEE may make such payments or provide such insurance, and each payment which the MORTGAGEE makes on any of these items shall become a part of the debt secured by this mortgage and be added onto MORTGAGOR'S loan; however, any sum so paid by the MORTGAGEE shall immediately be payable by MORTGAGOR and shall bear interest from the date the MORTGAGEE advances such sums until the date MORTGAGOR pays them, as provided for in the promissory note described above. The MORTGAGEE shall be the sole judge of the legality, necessity or propriety of making any such payment of providing any such insurance, and shall be held harmless in, and incur no liability for so doing.

SECURITY AGREEMENT.

         In the absence of a separate security agreement entered into by MORTGAGOR and MORTGAGEE, this mortgage shall constitute and shall be a security agreement pursuant to the Uniform Commercial Code with respect to any goods, fixtures, equipment, appliances or articles of personal property specified above or described in a separate schedule attached hereto (hereinafter collectively referred to in this paragraph as "personal property") which are a part of the Property and which, under applicable law, are or may be subject to a security interest pursuant to the Uniform Commercial Code, and MORTGAGOR hereby grants MORTGAGEE a security interest in said personal property. MORTGAGOR agrees to execute and deliver from time to time financing statements covering said personal property in such form as MORTGAGEE may require to perfect its security interest therein. Upon MORTGAGOR'S breach of any covenant or agreement contained in this mortgage, including but not limited to MORTGAGOR'S covenants to pay when due all sums secured by the mortgage. MORTGAGEE shall have all the remedies of a secured party under the Uniform Commercial Code and, at MORTGAGEE'S option, may also invoke the remedies provided in this mortgage with respect to the personal property secured hereby.

BREACH OF PROMISES IN THIS AGREEMENT;  ACCELERATION OF DEBT.

         In the event MORTGAGOR does not comply with any of the promises contained in this mortgage, or does not do any of the acts which MORTGAGOR agrees to do under the terms of this mortgage, or in the event MORTGAGOR makes an assignment for the benefit of his creditors, or if a petition for or appointment of a receiver or trustee to take charge of the MORTGAGOR'S property occurs, or if any proceedings are commenced which might result in loss or reduction of the uses and enjoyment of the security for this loan, or if at any time the MORTGAGEE shall deem itself insecure, then the MORTGAGEE may declare a default and the debt secured by this mortgage shall immediately become fully due and payable and bear interest as provided for in the promissory note described above and this mortgage shall become immediately subject to foreclosure. The MORTGAGEE may, however, at its sole option and without notice, waive such acceleration, but no waiver shall prevent the MORTGAGEE from again accelerating the debt based on a later breach of the promises contained in this mortgage.

CHANGE OF OWNERSHIP.

         In the event of a change of ownership of the property securing this loan, the MORTGAGEE may declare a default and the debt secured by this mortgage shall become immediately due and payable and bear interest as provided for in the promissory note described above and this mortgage shall become immediately subject to foreclosure unless the MORTGAGEE has given its written consent before such change, or unless the change was the direct result of the death of MORTGAGOR. "Change of Ownership" means a voluntary or involuntary transfer of title to the security, or any part of it or interest in it, and includes any change in the entity structure, control, operation or ownership which would make MORTGAGOR ineligible to borrow from the MORTGAGEE. Regardless of whether a change of ownership appears as a matter of public record, the MORTGAGEE will have 60 days from the date of receiving a written notice of change of ownership to accelerate the debt and if the MORTGAGEE does not do so within this 60 days its right to accelerate the debt shall expire.

RIGHT TO ENTER UNOCCUPIED PREMISES IN TIME OF EMERGENCY AND MAKE REPAIRS; ADVANCES FOR REPAIR.

         If this mortgage is subject to foreclosure, and if the property mortgaged herein reasonably appears unoccupied to the MORTGAGEE, and if the MORTGAGEE determines that an emergency exists, the MORTGAGEE may go on the property for the sole purpose of repairing, preserving or protecting its security without becoming a mortgagee-in-possession. Any advances made for these purposes shall become a part of the debt secured by this mortgage, and shall become immediately due and payable in the same way as other advances are dealt with, above. The MORTGAGEE shall be held harmless in, and incur no liability for doing the things provided for in this paragraph, and shall be the sole judge of the necessity or propriety of so doing.

CONDEMNATION OR CONVEYANCE IN LIEU OF CONDEMNATION.

         The proceeds of any award, compensation or claim for damages, direct or consequential, in connection with any condemnation or other taking of the property mortgaged herein, or any part of it, or for a conveyance in lieu of condemnation, are hereby assigned and shall be paid to the MORTGAGEE. Any money so received may, at the option of the MORTGAGEE, be applied, in part or in total, on the debt secured by this mortgage, whether due or not, and any money not so applied will be returned to MORTGAGOR.

FORECLOSURE: ENTITLEMENT TO ABSTRACTS, RECEIVERSHIP, RENTS AND PROFITS.

         In the event this mortgage is foreclosed, the MORTGAGEE shall be entitled to all abstracts and other evidences of title, to have a receiver appointed by the Court to take possession of the security to collect rents and profits, and all amounts so collected shall be applied, under the direction of the Court, to the expenses of the receivership, and to payment of any judgment rendered or any amount secured by this mortgage.

MORTGAGEE'S RIGHTS IN LOAN SERVICING.

         The MORTGAGEE shall have the right, at any time and without notice, to release all or any part of the security, to grant extensions, deferrals, renewals or reamortizations of all or any part of the debt secured by this mortgage, and to release from personal liability any party now or hereafter personally liable for repayment of the debt secured by this mortgage, all without affecting the provisions or priority of this mortgage or the security which remains or the personal liability of any party not specifically released from personal liability.

WAIVER OF ELECTION, STAY, VALUATION AND HOMESTEAD, OF REDEMPTION RIGHTS WHERE ALLOWED BY LAW, AND OF THE BENEFIT OF ALL APPRAISEMENT LAWS.

         MORTGAGOR, by signing this mortgage, waives notice of election to declare the debt due, and also waives the benefit of all stay, valuation and homestead laws. Where permitted by law, MORTGAGOR also waives all rights of redemption as to any corporation or partnership which may succeed to MORTGAGOR'S interest in the security, and, if MORTGAGOR is a corporation or partnership, waives its own rights of redemption. MORTGAGOR also waives, where permitted by law, the benefit of all appraisement laws at the option of the MORTGAGEE, which option is to be exercised no later than at the time of judgment in foreclosure.

THE PROMISES AND AGREEMENTS CONTAINED IN THIS MORTGAGE SHALL BE BINDING ON THE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS OF ALL PARTIES TO THIS MORTGAGE.

         WESTERN PLAINS ENERGY, LLC, A Kansas Limited Liability Company

By:      /s/ JEFF TORLUEMKE, CEO
   -------------------------------------------- --------------------------------
     JEFF TORLUEMKE, CHIEF EXECUTIVE OFFICER

By:      /s/ RICHARD L. STERRETT, CFO
   -------------------------------------------- --------------------------------
   RICHARD L. STERRETT, CHIEF FINANCIAL OFFICER

         /s/ JEFF TORLUEMKE
----------------------------------------------- --------------------------------
         JEFF TORLUEMKE

         /s/ RICHARD L. STERRETT
----------------------------------------------- --------------------------------
         RICHARD L. STERRETT

--------------------------------------------------------------------------------



                                 ACKNOWLEDGMENT

STATE OF KANSAS                      )
                                     ) SS.
COUNTY OF GOVE                       )


         This instrument was acknowledged before me this 1ST day of MARCH, 2002, by Jeff Torluemke, Chief Executive Officer of Western Plains Energy, LLC, A Kansas Limited Liability Company, on behalf of the Company; Richard L. Sterrett, Chief Financial Officer of Western Plains Energy, LLC, a Kansas Limited Liability Company, on behalf of the Company.

                                  /S/ DENNIS MCNINCH
                            ----------------------------------------------------
                            DENNIS MCNINCH                     Notary Public


My commission (appointment) expires:        August 21st, 2005
                                     ----------------------------------